UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 26, 2004

INSPIRE PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-31135	04-3209022
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4222 Emperor Boulevard, Suite 200, Durham, North Carolina	27703-8466
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (919) 941-9777

(Former Name or Former Address, If Changed Since Last Report)

Item 5. Other Events.

On July 26, 2004, Inspire Pharmaceuticals, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. Incorporated, Deutsche Bank Securities Inc., Piper Jaffray & Co. and SG Cowen & Co., LLC with respect to the issuance and sale by the Company of up to 6,900,000 shares (the “Shares”) of the Company’s common stock, $0.001 par value. The Shares will be issued pursuant to a Registration Statement on Form S-3 (File No. 333-114517) filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. The Underwriting Agreement is filed as Exhibit 1.1 hereto. Also attached hereto and made a part hereof is a press release announcing the pricing of the offering.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit No.	Description of Exhibit
1.1	Underwriting Agreement by and among the Company and Morgan Stanley & Co. Incorporated, Deutsche Bank Securities Inc., Piper Jaffray & Co. and SG Cowen & Co., LLC dated July 26, 2004
99.1	Press Release issued July 27, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inspire Pharmaceuticals, Inc.

By:	/s/ Christy L. Shaffer
Christy L. Shaffer,
Chief Executive Officer

Dated: July 27, 2004

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
1.1	Underwriting Agreement by and among the Company and Morgan Stanley & Co. Incorporated, Deutsche Bank Securities Inc., Piper Jaffray & Co. and SG Cowen & Co., LLC dated July 26, 2004

99.1	Press Release issued July 27, 2004